Exhibit 32.1

CERTIFICATION PURSUANT TO

18 U.S.C. SECTION 1350

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002*

I, C. Lynn White, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the

Sarbanes-Oxley Act of 2002, that the Quarterly Report on Form 10-Q of One XL Corp. for the quarter ended September 30, 2011 fully complies with the requirements of Section 13(a) or 15(d) of the

Securities Exchange Act of 1934 and that information contained in such Quarterly Report on

Form 10-Q fairly presents in all material respects the financial condition and results of operations of One XL Corp.

Date: November 11, 2011	By:	/s/ C. Lynn White
	Name:	C. Lynn White
	Title:	President, Principal Executive Officer and Principal Financial Officer

* The foregoing certification is being furnished solely pursuant to 18 U.S.C. Section 1350 and is not being filed as part of the Report or as a separate disclosure document.